                           H&Q LIFE SCIENCES INVESTORS


                                   [GRAPHIC]

                                   [GRAPHIC]

                                   [GRAPHIC]


                                  ANNUAL REPORT

                                     2 0 0 2

     To our Shareholders:

At fiscal year-end on September 30, 2002, the net asset value of your Fund was $15.14 per share. Performance data for the fiscal year and the quarter ended September 30, 2002, compared to the indices, are as follows:

                                                           QUARTER ENDED
                                      FISCAL YEAR             9/30/02
                                      -----------             -------
Net Asset Value                         -23.9%                 -9.7%
AMEX Biotech Index                      -29.0%                 -8.3%
Dow Jones Industrial Average            -14.2%                -17.9%
NASDAQ Industrials                      -14.2%                -21.8%
Russell 2000                            -10.5%                -21.7%

     The final quarter of your Fund's fiscal year was one of the worst on record for the general market averages. Your Fund's decline was significant, but overall less severe on a relative basis.

We believe we are in a period of no widely held consensus. Some may believe a return to recession is highly likely in an economy of excess capacity worldwide, nervous and indebted consumers, a possible real estate bubble, war risk, and potential deflation, an outlook not fully reflected in security prices.

     Others look at the correction in equity prices of the last few years, including those of companies leading the world's strongest economy, no meaningful inflation, and historically low interest rates and wonder why stocks shouldn't be bought. They may believe the U.S. economy has always rebounded in the past and will again.

     We espouse neither of these extremes, but we do believe moderation of this polarization of sentiment may be required to set the foundation of the next bull market. We are encouraged, however, that within the context of the overall market, a positive consensus does seem to be developing toward life sciences companies. Through all the recent turmoil, these companies have, in our judgment, continued to invent and develop new innovative products with exciting potential to enhance diagnosis and therapy. The number and therapeutic potential of products heading for FDA approval in the next year or so is inspiring. In our view, many of the sponsoring companies have reasonable business plans (unlike some of the "dotcoms" of a few years ago). Further, we believe that there are no telecom-like over capacity issues here. In our view, these new products, intended to improve the human condition, will largely generate their own demand. We believe that recognition of these developments is reflected in the better relative performance of the sector in the third quarter of 2002 and is likely to continue. We are cautiously adding to or initiating positions in the stocks of the more attractive of these companies, which may, over time, reduce our cash position.

     Many large investment firms have announced significant layoffs and staff reductions. In the first quarter, we made a significant addition of a very experienced staff member as we continue to build for the future. As a private company owned by its management, Hambrecht & Quist Capital Management LLC, your Fund's adviser, has the ability to take a longer-term view and build its most important asset, its people.

     The corporate governance, accounting and security analysts controversies have clearly had depressing affects on stock prices. We wonder if good analysis might have uncovered a lot of these controversies earlier; perhaps not as to the accounting issues, which, in our view are largely rooted in the tax code.

     As portfolio managers, we have long believed that one of our foremost duties was the analysis of analysts, including our own, and especially those who work for sell-side brokers and investment bankers. Perhaps the recent long bull market made investors feel "entitled" to stock profits, and able to blame others for their losses. We do not believe we are "entitled" to anything more than the opportunity to use our energy and talent to find investments likely to yield long-term profit growth.


    /s/ Alan G. Carr                  /s/ Daniel R. Omstead

        Alan G. Carr                      Daniel R. Omstead
        President Emeritus                President

                           H&Q LIFE SCIENCES INVESTORS
                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2002


                                                     % OF NET ASSETS
                                                     ---------------
           Gilead Sciences                                 6.38%
           Martek Biosciences                              3.52%
           CV Therapeutics                                 3.10%
           Celgene                                         2.99%
           Transkaryotic Therapies                         2.42%
           Telik                                           2.33%
           Triad Therapeutics (Restricted)                 2.16%
           CardioNet (Restricted)                          2.03%
           IDEXX Laboratories                              1.92%
           Adolor                                          1.84%

                           H&Q LIFE SCIENCES INVESTORS
                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        QUARTER ENDED SEPTEMBER 30, 2002


                                       UNITS HELD      UNITS HELD
PURCHASES                                6/30/02         9/30/02
---------                              ----------      ----------
Adolor                                   155,320          206,800
Corixa                                   145,071          275,126
Exelixis                                 311,400          489,400
IVAX                                     103,200          143,200
Lexicon Genetics                          52,000           74,000
WebMD                                    269,000          303,000
Zyomyx (Restricted) Series E                   0          400,000

SALES
-----
ATS Medical                              254,546                0
Bioject Medical Technologies             107,100                0
Curis                                     59,000                0

                           H&Q LIFE SCIENCES INVESTORS
                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2002

[CHART]

                                   TOTAL      VENTURE      DIFFERENCE
                                   -----      -------      ----------
AGRICULTURE/ENVIRONMENTAL           2.00%       1.90%         0.10%
BIOTECHNOLOGY                      47.00%      11.60%        35.40%
CROs                                0.40%       0.00%         0.40%
DIAGNOSTICS                         7.00%       4.30%         2.80%
HC INFORMATION SERVICES             3.30%       2.30%         0.90%
MEDICAL SPECIALTY                  13.00%       6.70%         6.30%
MEDICAL SUPPLIES                    2.00%       1.40%         0.60%
PHARMACEUTICALS                     5.40%       2.80%         2.60%
LIQUID ASSETS                      19.90%       0.00%        19.90%

                                   RESTRICTED


                              ANNUAL MEETING REPORT

     The Annual Meeting was held on June 25, 2002 at 9:00 a.m. The shareholders voted on the following items and the resulting votes are presented below.

(1) To elect two Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                     FOR       WITHHELD    BROKER NON-VOTES
                                     ---       --------    ----------------
     Robert P. Mack, M.D.         8,568,583    126,887            0
     Eric Oddleifson              8,574,178    121,292            0
     Oleg M. Pohotsky             8,507,255    188,215            0

     The nominees were elected to serve until the 2005 Annual Meeting of Shareholders. The Trustees serving until the 2003 Annual Meeting are Alan
     G. Carr and Henri A. Termeer. The Trustees serving until the 2004 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D.

(2) To approve a new investment advisory agreement between the Fund and Hambrecht & Quist Capital Management LLC.

     Shareholders overwhelmingly approved the new investment advisory agreement.

              FOR           AGAINST         ABSTAIN        BROKER NON-VOTES
              ---           -------         -------        ----------------
           8,481,355        121,786         92,329                0

(3) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 2002.

     Shareholders overwhelmingly ratified the selection of the Independent Public Accountants.

               FOR          AGAINST         ABSTAIN       BROKER NON-VOTES
               ---          -------         -------       ----------------
           8,592,240        49,084          54,146               0

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES AND SHAREHOLDERS OF H&Q LIFE SCIENCES INVESTORS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Life Sciences Investors (the OFundO) at September 30, 2002, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

The financial statements of the Fund as of September 30, 2000 and for the three years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

                           H&Q LIFE SCIENCES INVESTORS
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2002

               CONVERTIBLE SECURITIES - 30.6% OF NET ASSETS
   SHARES      CONVERTIBLE PREFERRED (RESTRICTED) - 28.7%                 VALUE
------------                                                            ----------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.8%
     250,000     Ceres Series C*                                        $1,500,000
      18,296     Ceres Series C-1*#                                        109,776
     174,200     Ceres Series D*#                                        1,045,200
     177,778     EPR Series A*                                             266,667
                BIOTECHNOLOGY - 11.1%
     266,667     ACADIA Pharmaceuticals Series E*                        1,333,335
     634,921     Agensys Series C*                                       2,000,001
   1,587,302     Agilix Series B*                                        2,000,001
     566,958     Avalon Pharmaceuticals Series B*                        2,000,001
   1,212,121     Raven biotechnologies Series B*^                        2,000,000
      30,920     Therion Biologics Series A*                               115,950
     160,000     Therion Biologics Series B*#                              600,000
     271,808     Therion Biologics Series C*#                            1,019,280
      28,991     Therion Biologics Sinking Fund*                           108,716
   1,150,000     Triad Therapeutics Series A*                            2,300,000
     550,000     Triad Therapeutics Series B*                            1,100,000
     615,385     Zyomyx Series B*                                        1,230,770
     400,000     Zyomyx Series C*                                          800,000
     400,000     Zyomyx Series E*                                          800,000
                DIAGNOSTICS - 3.2%
     914,286     CardioNet Series C*^                                    3,200,001
     322,168     CytoLogix Series A*^                                      265,917
     151,420     CytoLogix Series B*#^                                     124,982
     130,000     Masimo Series D*                                        1,430,000
                HEALTHCARE INFORMATION SERVICES - 1.8%
     225,989     KVM Technologies Series B*#                                 2,260
   3,589,744     PHT Series D*^                                          2,800,000
                MEDICAL SPECIALTY - 6.6%
     500,000     AbTox Series F*                                             5,000
   2,941,176     Concentric Medical Series B*                            2,000,000
   1,088,436     Omnisonics Medical Technologies Series B*               1,600,001
     689,679     Senomyx Series E*                                       2,000,000
     426,439     Songbird Hearing Series D*                                  4,264
     434,782     TherOx Series H*                                        1,999,997
     546,875     VNUS Medical Technologies Series E*                     2,800,000
                MEDICAL SUPPLIES - 1.4%
     281,250     LocalMed Series D*                                          2,812
     421,052     Novacept Series G*#                                     1,452,629
     231,884     Novacept Series H*                                        800,000
                PHARMACEUTICALS/DRUG DELIVERY - 2.8%
     932,488     Galileo Laboratories Series F*                          1,999,991


   The accompanying notes are an integral part of these financial statements.

    SHARES      CONVERTIBLE SECURITIES - CONTINUED                        VALUE
------------                                                           -----------
     141,177     Theravance Series C*                                   $1,270,593
     133,334     Theravance Series D-1*                                  1,200,006
                                                                       -----------
                                                                       $45,288,150
                                                                       -----------
  PRINCIPAL
    AMOUNT      CONVERTIBLE BONDS AND NOTES - 1.9%
------------
                BIOTECHNOLOGY - 1.7%
  $4,200,000     CuraGen 6% Cvt. Deb. due 2007ii                        $2,677,500
                DIAGNOSTICS - 0.1%
     141,757     CytoLogix (Restricted) 6.75% Cvt. Note, due 2003*^        141,757
                HEALTHCARE INFORMATION SERVICES - 0.0%
   1,053,262     FitForAll.com (Restricted) 10% Prom. Note*#                   105
     950,654     KVM Technologies (Restricted) Adj. Cvt.
                    Demand Note*#                                            9,507
                MEDICAL SPECIALTY - 0.1%
     120,000     AbTox (Restricted) 12% Prom. Note*                        120,000
                                                                       -----------
                                                                        $2,948,869
                                                                       -----------
                TOTAL CONVERTIBLE SECURITIES
                 (Cost $58,429,234)                                    $48,237,019
                                                                       -----------
    SHARES      COMMON STOCKS - 49.5%
------------
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 0.1%
      57,032     Catalytica Energy Systems*                               $197,901
      20,833     Envirogen*                                                 10,833
                                                                       -----------
                                                                           208,734
                                                                       -----------
                BIOTECHNOLOGY - 34.3%
                BIOPHARMACEUTICALS - 27.0%
     206,800     Adolor*                                                 2,899,336
     282,620     BioTransplant*                                            491,759
       3,297     BioTransplant (Restricted) Warrants (expire 8/12/04)*           0
      13,500     BioTransplant (Restricted) Warrants (expire 10/31/04)*          0
         925     BioTransplant (Restricted) Warrants (expire 8/15/05)*         944
     279,600     Celgene*                                                4,708,464
      36,000     Cephalon*                                               1,469,520
     275,126     Corixa*                                                 1,741,548
      22,109     Corixa Warrants (expire 8/14/07)*                               0
     407,449     Cubist Pharmaceuticals*                                 2,082,064
     133,333     Cubist Pharmaceuticals (Restricted) Warrants
                    (expire 9/23/03)*                                      324,133
     233,484     CV Therapeutics*                                        4,882,150
     106,000     Genzyme*                                                2,184,660
     300,000     Gilead Sciences*                                       10,059,000


   The accompanying notes are an integral part of these financial statements.

   SHARES       BIOTECHNOLOGY - CONTINUED                                  VALUE
------------                                                            ----------
     120,000     MedImmune*                                             $2,510,400
     146,982     Therion Biologics (Restricted)*                           551,182
     117,638     Transkaryotic Therapies*                                3,812,648
     135,135     Tularik*                                                  925,675
     278,776     Versicor*                                               2,375,172
      12,464     Versicor (Restricted) Warrants (expire 8/3/05)*            37,891
      76,000     Vertex Pharmaceuticals*                                 1,405,240
                GENOMICS/DRUG DISCOVERY - 7.3%
     198,000     Abgenix*                                                1,285,020
     298,000     deCODE Genetics*                                          655,600
     306,463     Dyax*                                                     594,538
     489,400     Exelixis*                                               2,422,530
      74,000     Lexicon Genetics*                                         296,740
     794,000     Lynx Therapeutics*                                        539,920
     257,600     Lynx Therapeutics Warrants (expire 4/29/07)*                    0
     116,307     Molecular Devices*                                      1,455,001
     411,400     Rigel Pharmaceuticals*                                    658,240
     296,428     Telik*                                                  3,669,779
                                                                        ----------
                                                                        54,039,154
                                                                        ----------
                CONTRACT RESEARCH ORGANIZATIONS - 0.4%
      61,500     Quintiles Transnational*                                  584,865
                                                                        ----------
                                                                           584,865
                                                                        ----------
                DIAGNOSTICS - 3.8%
     356,249     Biofield*                                                 142,500
     400,000     Biofield (Restricted)*                                    128,000
     109,956     Cytyc*                                                  1,178,728
       9,000     Digene*                                                    71,100
      98,000     IDEXX Laboratories*                                     3,032,904
     130,000     Masimo Labs (Restricted)*                                   1,300
     457,081     Sontra Medical (Restricted)*                            1,426,093
                                                                        ----------
                                                                         5,980,625
                                                                        ----------
                HEALTHCARE INFORMATION SERVICES - 1.5%
     204,139     Syntiro Healthcare Services (Restricted)*                 800,317
     101,283     Syntiro Healthcare Services (Restricted) Warrants
                    (expire 10/15/04)*                                      10,128
     303,000     WebMD*                                                  1,530,150
                                                                        ----------
                                                                         2,340,595
                                                                        ----------


   The accompanying notes are an integral part of these financial statements.

   SHARES       MEDICAL SPECIALTY - 6.3%                                  VALUE
------------                                                          ------------
      67,898     Biopure Class A*                                       $  237,643
       5,555     Biopure (Restricted) Warrants (expire 8/4/03)*                  0
     666,666     Endocardial Solutions*                                  2,153,331
     132,000     Endologix*                                                132,000
     338,815     Martek Biosciences*                                     5,549,790
     680,000     Orthovita*                                              1,870,000
                                                                      ------------
                                                                         9,942,764
                                                                      ------------
                MEDICAL SUPPLIES - 0.5%
     430,000     EP MedSystems*                                            860,000
                                                                      ------------
                                                                           860,000
                                                                      ------------
                PHARMACEUTICALS/DRUG DELIVERY - 2.6%
     125,000     Aradigm*                                                  262,500
     143,200     IVAX*                                                   1,757,064
      30,000     Teva Pharmaceutical Industries ADR                      2,010,000
                                                                      ------------
                                                                         4,029,564
                                                                      ------------
                TOTAL COMMON STOCKS
                 (Cost $65,553,158)                                    $77,986,301
                                                                      ------------
  PRINCIPAL
    AMOUNT
------------
                TEMPORARY CASH INVESTMENTS - 19.4%
  $7,000,000     American Express Credit, 1.74%, due 10/18/02           $6,994,248
   8,000,000     General Electric Capital Corp., 1.75%,
                    due 10/21/02                                         7,992,222
   4,600,000     U.S. Treasury Bill, 1.60%, due 10/17/02                 4,596,729
  11,000,000     U.S. Treasury Bill, 1.64%, due 10/3/02                 10,998,998
                                                                      ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $30,582,197)                                    $30,582,197
                                                                      ------------
                TOTAL INVESTMENTS IN SECURITIES
                 (Cost $154,564,589)                                  $156,805,517
                                                                      ============

----------
*    Non income-producing security.

#    With warrants attached.

^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $8,532,657).

ii Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+    Issuer filed for bankruptcy.

ADR - American Depository Receipt.


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002


ASSETS:
   Investments, at value (identified cost
     $154,564,589; see Schedule of Investments)                  $156,805,517

   Cash                                                               115,305
   Receivable for investments sold                                    953,064
   Interest receivable                                                 41,300
   Prepaid expenses                                                    18,966
                                                                 ------------
         Total assets                                            $157,934,152
                                                                 ------------
LIABILITIES:
   Accrued advisory fee                                              $195,174
   Accrued trustees' fees                                              22,500
   Accrued other                                                      131,028
                                                                 ------------
         Total liabilities                                           $348,702
                                                                 ------------

NET ASSETS                                                       $157,585,450
                                                                 ============
SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
     share, unlimited number of shares authorized,
     amount paid in on 10,409,622 shares issued and
     outstanding                                                 $145,332,696

   Accumulated net realized gain on investments                    10,011,826

   Net unrealized gain on investments                               2,240,928
                                                                 ------------
         Total net assets (equivalent to $15.14 per
         share based on 10,409,622 shares outstanding)           $157,585,450
                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
   Dividend income (net of foreign taxes
     of $1,758)                                       $8,226
   Interest income                                   924,479
   Other income                                        2,226
                                                  ----------
         Total investment income                                     $934,931

EXPENSES:
   Advisory fees                                  $2,739,974
   Legal fees                                        159,184
   Trustees' fees and expenses                       140,024
   Shareholder reporting                              99,760
   Accounting and auditing fees                       68,232
   Custodian fees                                     66,833
   Transfer agent fees                                50,011
   Other                                             127,495
                                                  ----------
         Total expenses                                             3,451,513
                                                                 ------------

           Net investment loss                                    ($2,516,582)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

   Net realized gain on investments                               $21,763,821
   Decrease in net unrealized gain on
     investments                                                  (69,655,392)
                                                                 ------------
         Net loss on investments                                 ($47,891,571)
                                                                 ------------
             Net decrease in net assets
             resulting from operations                           ($50,408,153)
                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                   FOR THE YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                   2002            2001
                                              -------------    -------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS:
   Net investment loss                         ($2,516,582)      ($1,942,140)
   Net realized gain on investments             21,763,821        43,069,447
   Decrease in net unrealized
     gain on investments                       (69,655,392)     (136,156,505)
                                              ------------      ------------
         Net decrease in net assets
         resulting from operations            ($50,408,153)     ($95,029,198)
                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($27,512,988)     ($33,130,936)
                                              ------------      ------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (1,090,624 and 1,233,846 shares,
      respectively)                            $20,343,991       $25,051,378
                                              ------------      ------------

         Total decrease in net assets         ($57,577,150)    ($103,108,756)

NET ASSETS:

   Beginning of year                           215,162,600       318,271,356
                                              ------------      ------------

   End of year                                $157,585,450      $215,162,600
                                              ============      ============


   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002


CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest and other income received                                $859,501
   Dividends received                                                   8,226
   Operating expenses paid                                         (3,511,845)
                                                                 ------------
         Net cash used for operating activities                   ($2,644,118)
                                                                 ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                             ($29,777,878)
   Net sales of temporary cash investments                            308,774
   Sales and maturities of portfolio securities                    39,045,419
                                                                 ------------
         Net cash provided from investing activities               $9,576,315
                                                                 ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                   ($7,168,997)
                                                                 ------------
         Net cash used for financing activities                   ($7,168,997)
                                                                 ------------
NET DECREASE IN CASH                                                ($236,800)

CASH AT BEGINNING OF YEAR                                             352,105
                                                                 ------------

CASH AT END OF YEAR                                                  $115,305
                                                                 ============
RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations          ($50,408,153)
   Accretion of discount                                              (67,204)
   Net realized gain on investments                               (21,763,821)
   Decrease in net unrealized gain on investments                  69,655,392
   Decrease in accrued expenses                                       (58,467)
   Increase in prepaid expenses                                        (1,865)
                                                                 ------------
         Net cash used for operating activities                   ($2,644,118)
                                                                 ============


Noncash financing activities not included herein consist of stock distributions of $20,343,991.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS
                              FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
                        THROUGHOUT THE PERIOD INDICATED)


                                                               FOR THE YEAR ENDED SEPTEMBER 30,
                                 -----------------------------------------------------------------------------------------
                                      2002 (1)             2001                2000            1999                1998
                                      --------           --------            --------        --------            --------
Net asset value per share:
   Beginning of year                  $23.090             $39.365             $17.804           $13.713           $18.825
                                      -------             -------             -------           -------           -------
Net investment loss                   ($0.255)(2)         ($0.221)(2)         ($0.300)          ($0.205)          ($0.239)
Net realized and unrealized
   gain (loss) on investments          (4.835)            (12.134)             24.756             4.576            (4.133)
                                      -------             -------             -------           -------           -------
Total increase (decrease)
   from investment operations         ($5.090)           ($12.355)            $24.456            $4.371           ($4.372)
                                      -------             -------             -------           -------           -------
Capital gains distributions
   to shareholders                    ($2.860)            ($3.920)            ($2.895)          ($0.280)          ($0.740)
                                      -------             -------             -------           -------           -------
Net asset value per share:
   End of year                        $15.140             $23.090             $39.365           $17.804           $13.713
                                      =======             =======             =======           =======           =======
Per share market value:
   End of year                        $11.790             $18.450             $31.313           $14.125           $10.875

Total investment return
   at market value                     (25.82%)            (29.07%)            155.36%            32.90%           (23.89%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year        $157,585,450        $215,162,600        $318,271,356      $131,562,804      $100,030,321
Ratio of operating expenses
   to average net assets                 1.71%               1.58%               1.51%             1.60%             1.62%
Ratio of net investment loss
   to average net assets                (1.25%)             (0.83%)             (1.06%)           (1.30%)           (1.50%)
Portfolio turnover rate                 17.36%              16.49%              12.70%            23.49%            18.21%
Number of shares outstanding
   at end of year                  10,409,622           9,318,998           8,085,152         7,389,487         7,294,722


(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006 and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

(1)  ORGANIZATION

          H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective October 1, 2001 and began accreting discounts and amortizing premiums on all debt securities. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase in cost of securities and a corresponding decrease in net unrealized appreciation of $90,800 based on securities held at September 30, 2001. The effect of this change for the fiscal year ended September 30, 2002 was to decrease net investment loss by $67,204 with a corresponding decrease in the change in net unrealized gain on investments of $67,204.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying the net operating loss against capital, in the amount of $2,425,782, for the year ended September 30, 2002. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain. The calculation of net investment loss per share in the financial highlights excludes this adjustment. At September 30, 2002, the Fund's undistributed net realized gain on a tax basis was $9,358,250 and differs from accumulated net realized gain on investments due to the timing of recording certain gains.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $27,512,988 as a long-term capital gain distribution for its taxable year ended September 30, 2002.

     DISTRIBUTION POLICY

          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2002.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2002 totaled $29,339,443 and $38,513,548, respectively.

          At September 30, 2002, the total cost of securities for Federal income tax purposes was $154,564,589. The net unrealized gain on securities held by the Fund was $2,240,928, including gross unrealized gain of $36,342,720 and gross unrealized loss of $34,101,792.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          Effective July 1, 2002, the Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and
     (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. The terms of the agreement prior to July 1, 2002 with the former advisor, Hambrecht & Quist Capital Management Incorporated, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., were substantially identical to those in the current Advisory Agreement. Certain officers and Trustees of the Fund are also officers of the Adviser.

          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 31% of the Fund's net assets at September 30, 2002.

          The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $932,746 at September 30, 2002 has also been determined by the Trustees and which is included in Receivable for Investments Sold in the Statement of Assets and Liabilities. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2002, as determined by the Trustees of the Fund.

                                           ACQUISITION                           CARRYING VALUE
            SECURITY                           DATE                   COST          PER UNIT               VALUE
------------------------------------    ------------------        -----------    --------------          ----------
AbTox
   Series F Cvt. Pfd.*                              3/7/97         $1,140,920        $0.010                 $5,000
   12% Promissory Note                   2/26/98 - 3/26/98            120,000         1.000                120,000
ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                               5/2/00          2,000,208         5.000              1,333,335
Agensys
   Series C Cvt. Pfd.*                             2/14/02          2,003,383         3.150              2,000,001
Agilix
   Series B Cvt. Pfd.                              11/8/01          2,009,507         1.260              2,000,001
Avalon Pharmaceuticals
   Series B Cvt. Pfd.                             10/22/01          2,005,767         3.528              2,000,001
Biofield
   Common                                         12/15/00            201,989         0.320                128,000
Biopure
   Common Warrants (expire 8/4/03)                 5/13/99                  0         0.000                      0
BioTransplant
   Common Warrants (expire 8/12/04)                8/12/94                  0         0.000                      0
   Common Warrants (expire 10/31/04)              10/31/94                  0         0.000                      0
   Common Warrants (expire 8/15/05)                8/18/95                  0         1.021                    944
CardioNet^
   Series C Cvt. Pfd.                               5/3/01          3,215,883         3.500              3,200,001
Ceres
   Series C Cvt. Pfd.                             12/23/98          1,000,875         6.000              1,500,000
   Series C-1 Cvt. Pfd.*                            1/4/01             74,325         6.000                109,776
   Series D Cvt. Pfd.*                             3/14/01          1,046,778         6.000              1,045,200
Concentric Medical
   Series B Cvt. Pfd.*                              5/7/02          2,018,704         0.680              2,000,000
Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)                9/23/98                235         2.431                324,133
CytoLogix^
   Series A Cvt. Pfd.                    1/13/98 - 7/21/99          1,552,564         0.825                265,917
   Series B Cvt. Pfd.*                             1/11/01            766,748         0.825                124,982
   Cvt. Note                                       5/29/02            141,757         1.000                141,757
EPR
   Series A Cvt. Pfd.                               3/9/94            800,331         1.500                266,667
FitForAll.com
   10% Promissory Note*                  2/22/00 - 9/18/00          1,073,999         0.000                    105
Galileo Laboratories
   Series F Cvt. Pfd.                              8/18/00          2,001,546         2.145              1,999,991
KVM Technologies^
   Series B Cvt. Pfd.*                             2/19/98          1,001,321         0.010                  2,260
   Adj. Cvt. Demand Note*                6/21/99 - 7/31/01            951,279         0.010                  9,507

                                           ACQUISITION                           CARRYING VALUE
            SECURITY                           DATE                   COST          PER UNIT              VALUE
------------------------------------    ------------------        -----------    --------------        -----------
LocalMed
   Series D Cvt. Pfd.                               2/9/96         $1,126,970        $0.010                 $2,812
Masimo
   Series D Cvt. Pfd.                              8/14/96            910,027        11.000              1,430,000
Masimo Labs
   Common                                          8/14/96                  0         0.010                  1,300
Novacept
   Series G Cvt. Pfd.*                             3/27/01          2,001,065         3.450              1,452,629
Series H Cvt. Pfd.                                 4/25/02            800,000         3.450                800,000
Omnisonics Medical Technologies^
   Series B Cvt. Pfd.                              5/24/01          1,602,982         1.470              1,600,001
PHT^
   Series D Cvt. Pfd.                              7/23/01          2,800,003         0.780              2,800,000
Raven biotechnologies^
   Series B Cvt. Pfd.                             12/12/00          2,000,555         1.650              2,000,000
Senomyx
   Series E Cvt. Pfd.                              2/19/02          2,002,601         2.900              2,000,000
Songbird Hearing
   Series D Cvt. Pfd.                             12/14/00          2,003,239         0.010                  4,264
Sontra Medical^
   Common                                          6/24/02          1,119,803         3.120              1,426,093
Syntiro Healthcare Services
   Common                                           2/5/97            800,325         3.920                800,317
   Warrants (expire 10/15/04)                     10/15/98                  0         0.100                 10,128
Theravance
   Series C Cvt. Pfd.                               2/5/99          1,200,124         9.000              1,270,593
   Series D-1 Cvt. Pfd.                            8/28/00          1,200,606         9.000              1,200,006
Therion Biologics
   Common                               6/30/93 - 10/16/96            251,642         3.750                551,182
   Series A Cvt. Pfd.                   8/20/96 - 10/16/96            289,847         3.750                115,950
   Series B Cvt. Pfd.*                   2/24/99 - 6/22/99            600,609         3.750                600,000
   Series C Cvt. Pfd.*                             9/26/01          1,019,284         3.750              1,019,280
   Sinking Fund Cvt. Pfd                 10/17/94 - 4/3/96            582,505         3.750                108,716
TherOx
   Series H Cvt. Pfd.                              9/11/00          2,001,249         4.600              1,999,997
Triad Therapeutics
   Series A Cvt. Pfd.                               6/8/99          1,150,860         2.000              2,300,000
   Series B Cvt. Pfd.                             12/20/00          1,102,090         2.000              1,100,000
Versicor
   Warrants (expire 8/3/05)                        6/28/99                905         3.040                 37,891
VNUS Medical Technologies
   Series E Cvt. Pfd.                              8/20/01          2,800,000         5.120              2,800,000
Zyomyx
   Series B Cvt. Pfd.                              2/19/99            800,550         2.000              1,230,770
   Series C Cvt. Pfd.                               3/2/00            800,000         2.000                800,000
   Series E Cvt. Pfd.                              7/22/02            800,000         2.000                800,000
                                                                  -----------                          -----------
                                                                  $56,895,960                          $48,839,507
                                                                  ===========                          ===========

* With warrants attached.
^ Affiliated issuers.

                           H&Q LIFE SCIENCES INVESTORS
                                    TRUSTEES


H & Q LIFE SCIENCES INVESTORS
30 ROWES WHARF, SUITE 430
BOSTON, MASSACHUSETTS 02110
(617) 772-8500

                                                                                                                 NUMBER OF
                                    POSITION(S) HELD WITH             PRINCIPAL OCCUPATION(S)                    PORTFOLIOS IN FUND
NAME, ADDRESS(1)                    FUND, TERM OF OFFICE(2) AND       DURING PAST 5 YEARS AND                    COMPLEX OVERSEEN
AND AGE                             LENGTH OF TIME SERVED             OTHER DIRECTORSHIPS HELD                   BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Lawrence S. Lewin                   Trustee (since 1992) and          Executive Consultant. Formerly Chief                2
63                                  Chairman (since 2000)             Executive Officer (from 1970-1999)
                                                                      of The Lewin Group (healthcare
                                                                      public policy and management
                                                                      consulting), a subsidiary of Quintiles
                                                                      Transnational Corp.

Robert P. Mack                      Trustee (since 1992)              Consultant in Orthopedic Surgery to                 2
67                                                                    Orthopedic Associates of Aspen (since
                                                                      2001). Formerly Orthopedic Surgeon
                                                                      (from 1996-1998) at the Steadman-
                                                                      Hawkins Orthopedic Clinic and (from
                                                                      1977-1996) at the Denver Orthopedic
                                                                      Clinic; and Director of the Department
                                                                      of Orthopedic Surgery at Metropolitan
                                                                      General Hospital and Assistant
                                                                      Professor of Orthopedics at Case
                                                                      Western Reserve University, Cleveland,
                                                                      OH (from 1968-1977).

Eric Oddleifson                     Trustee (since 1992)              Partner (since 2001) and Managing                   2
67                                                                    Director (from 1997-2000) of Renewable
                                                                      Resources LLC (forest properties
                                                                      investment). Formerly Managing
                                                                      Director (from 1995-1997) of UBS Asset
                                                                      Management (forest properties
                                                                      investment); and President, Director
                                                                      and Chief Investment Officer (from
                                                                      1984-1995) of Resource Investments,
                                                                      Inc. (forest properties investment).

Oleg M. Pohotsky                    Trustee (since 2000)              Most recently, Senior Vice President                2
55                                                                    (from 1991-2001) of FAC/Equities, a
                                                                      division of First Albany Corporation
                                                                      (investment bank). Formerly General
                                                                      Partner (from 1989-1991) of Strategic
                                                                      Capital Associates (financial advisory
                                                                      firm); and General Partner (from
                                                                      1986-1989) of Capital Growth Partners
                                                                      (private mezzanine capital
                                                                      institutional investment partnership).

                                                                                                                 NUMBER OF
                                    POSITION(S) HELD WITH             PRINCIPAL OCCUPATION(S)                    PORTFOLIOS IN FUND
NAME, ADDRESS(1)                    FUND, TERM OF OFFICE(2) AND       DURING PAST 5 YEARS AND                    COMPLEX OVERSEEN
AND AGE                             LENGTH OF TIME SERVED             OTHER DIRECTORSHIPS HELD                   BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES: (CONTINUED)

Uwe E. Reinhardt,                   Trustee (since 1992)              Professor of Economics (since 1968)              2
Ph.D.                                                                 at Princeton University. Director (from
64                                                                    2000) of Triad Hospitals; Boston
                                                                      Scientific (since 2002); Amerigroup
                                                                      since (2002); Duke University
                                                                      (since 2001); The Duke University
                                                                      Health System (since 2001) and the
                                                                      National Bureau of Economic Research
                                                                      (since 2002).

Henri A. Termeer                    Trustee (since 1992)              Chairman (since 1988), Chief                     2
55                                                                    Executive Officer (since 1985) and
                                                                      President (since 1983) of Genzyme
                                                                      Corporation (human healthcare
                                                                      products); Director (since 1987) of
                                                                      ABIOMED, Inc.; Director (since 1992)
                                                                      of AutoImmune, Inc.; Director (from
                                                                      1993-2002) of Genzyme Transgenics;
                                                                      and Director (since 1996) of Diacrin,
                                                                      Inc.

INTERESTED TRUSTEES:

Alan G. Carr(3)                     President Emeritus                Chairman (since July 2002) of                    2
68                                  (since 2001), President           Hambrecht & Quist Capital
                                    (from 1987-2001) and              Management LLC; Chairman
                                    Trustee (since 1992)              (from 2001-July 2002), President
                                                                      (from 1992-2001), Director (from 1986
                                                                      to July 2002) and Senior Vice President
                                                                      (from 1986-1992) of Hambrecht & Quist
                                                                      Capital Management, Inc.; and
                                                                      Managing Director (from 1992-1999)
                                                                      of Hambrecht & Quist Group.


(1) The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

(2)  Each Trustee currently is serving a three year term.

(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

                           H&Q LIFE SCIENCES INVESTORS
                                    OFFICERS



                                    POSITION(S) HELD WITH
NAME, ADDRESS(1)                    FUND, TERM OF OFFICE(2) AND
AND AGE                             LENGTH OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
OFFICERS:

Alan G. Carr                        President Emeritus (since 2001)   Manager (since July 2002) of Hambrecht &
68                                                                    Quist  Capital Management LLC; Chairman
                                                                      (from 2001-July 2002), President (from
                                                                      1992-2001), Director (From 1986 to July
                                                                      2002) and Senior Vice President (from
                                                                      1986-1992) of Hambrecht & Quist Capital
                                                                      Management, Inc.; Managing Director (from
                                                                      1992-1999) of Hambrecht & Quist Group;
                                                                      and President Emeritus (since 2001),
                                                                      President (from 1987-2001) and Trustee
                                                                      (since 1987) of H&Q Healthcare Investors
                                                                      (HQH) and (since 1992) of H&Q Life Sciences
                                                                      Investors (HQL).

Daniel R. Omstead,                  President (since 2001)            Manager (since July 2002) of Hambrecht &
ENGSCD                                                                Quist  Capital Management LLC; President
49                                                                    of HQH and  of HQL (since 2001);
                                                                      President, Chief Executive  Officer
                                                                      (from 2001 to July 2002) and Managing
                                                                      Director (from 2000 to July 2002) of
                                                                      Hambrecht & Quist Capital Management
                                                                      Inc.;  formerly President and Chief
                                                                      Executive Officer  (from 1997-2000) and
                                                                      Chief Operating Officer  (1997) of
                                                                      Reprogenesis, Inc.

Kimberley L. Carroll                Treasurer (since 1992)            Treasurer and Chief Financial Officer
46                                                                    (since 1987)  of HQH and (since 1992) of
                                                                      HQL; and Vice  President (from
                                                                      1991-July 2002) and Treasurer  (from
                                                                      2000-July 2002) of Hambrecht & Quist
                                                                      Capital Management Inc.

Jennifer L. Morris                  Secretary (since 2001)            Secretary (since 2001) of HQH and of
34                                                                    HQL; and  Assistant Vice President (from
                                                                      1999-July 2002)  and Manager, Corporate
                                                                      Communications (from  1996-1999) of
                                                                      Hambrecht & Quist Capital  Management
                                                                      Inc.


(1) The address for each officer is c/o the Fund at the Fund's address as set forth above.

(2) Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

                           H&Q LIFE SCIENCES INVESTORS

                       New York Stock Exchange Symbol: HQL

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                  www.hqcm.com
                        PLEASE NOTE OUR NEW PHONE NUMBER:
                                 (617) 772-8500

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
           please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

          Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.


                                                                     HQHLS-AR-02